Exhibit 10.12

SUBSIDIARY GUARANTEE AGREEMENT

                SUBSIDIARY GUARANTEE AGREEMENT, dated as of February 11, 2005, made by each direct and indirect subsidiary (other than KINRO, INC., an Ohio corporation, and LIPPERT COMPONENTS, INC., a Delaware corporation (the “Co-Issuers”)) of DREW INDUSTRIES INCORPORATED, a Delaware corporation (the “Parent”), listed on Schedule A hereof and each other Person which from time to time becomes a Guarantor pursuant to Section 4.07(b) hereof (each a “Guarantor” and collectively the “Guarantors”) in favor of Prudential Investment Management, Inc. (“Prudential”) and each of the holders of Notes (as defined below) which may be issued pursuant to the Note Agreement (as defined below) from time to time (Prudential and the holders of the Notes, together with their respective successors and assigns, each being referred to herein as a “Noteholder” and collectively as the “Noteholders”).

                Reference is hereby made to that certain Note Purchase and Private Shelf Agreement, dated as of February 11, 2005 (as the same from time to time may be amended, restated, supplemented or otherwise modified, the “Note Agreement”), by and among the Co-Issuers and the Parent, on the one hand, and Prudential and each of the holders from time to time of the Notes, on the other hand, pursuant to which, subject to the terms and conditions set forth therein, certain affiliates of Prudential are willing to consider, in their sole discretion and within limits which may be authorized for purchase by them from time to time, the purchase of senior secured promissory notes issued by the Co-Issuers in an aggregate principal amount of up to $60,000,000 (the “Notes”). Terms used herein as defined terms and not otherwise defined herein shall have the meanings given thereto in the Note Agreement.

                Each Guarantor is a direct or indirect Subsidiary of the Parent. Each Guarantor acknowledges that the issuance of the Notes by the Co-Issuers pursuant to the Note Agreement will benefit each such Guarantor by making funds available to such Guarantor through the Co-Issuers and by enhancing the financial strength of the consolidated group of which each Guarantor and the Co-Issuers are members. The execution and delivery of this Agreement by each existing Subsidiary of the Co-Issuers is a condition precedent to the execution and delivery by Prudential of the Note Agreement and the Co-Issuers have covenanted in the Note Agreement that Subsidiary Joinders (as defined below) shall be duly executed by each Additional Guarantor.

                NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                Section 1.01.    Definitions; Terms.  References to this “Agreement” shall be to this Subsidiary Guarantee Agreement as amended, supplemented, or otherwise modified from time to time. The term “Obligations” shall mean, collectively, (a) the due and punctual payment of (i) the principal of, Yield-Maintenance Amount or other premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Notes when and as due, whether at maturity, by acceleration, upon one or more dates on which repayment or prepayment is required, or otherwise, and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Co-Issuers to one or more of the Noteholders or the Security Trustee (collectively, the “Secured Parties”) under the Note Agreement or any of the other Transaction Documents, and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Co-Issuers under or pursuant to the Note Agreement and the other Transaction Documents. References to a “guarantor” shall include each Guarantor hereunder, the Company, and any other Person that is a guarantor of any or all of the Obligations, and references to a “guarantee” shall include this Agreement, the Parent Guaranty and any other guarantee of any or all of the Obligations by any other Person.

                Section 2.01.    Guarantee.

                                          (a)     The Guarantors hereby, jointly and severally, unconditionally, absolutely, and irrevocably guarantee, each as a primary obligor and not merely as a surety, the due and punctual payment and performance in full of the Obligations, in each case strictly in accordance with the terms thereof. In furtherance of the foregoing and not in limitation of any other right that any Secured Party may have at law or in equity against any Guarantor by virtue hereof, the Guarantors jointly and severally agree that upon failure of the Co-Issuers to pay any Obligations when and as the same shall become due, whether at maturity, by acceleration, on one or more dates on which prepayment or repayment is required, or otherwise, the Guarantors will, without any demand or notice whatsoever, forthwith pay or cause to be paid to the Noteholders or the Security Trustee, as the case may be, in cash in immediately available funds, an amount equal to the unpaid amount of such Obligations. Each Guarantor further agrees that the Obligations guaranteed by it hereunder may be increased in amount, extended or renewed, or otherwise amended or modified in any respect, including, without limitation, as to principal, scheduled repayment, prepayment, interest, fees, indemnification, compensation, and in any other respect whatsoever, in whole or in part, without notice or further assent from it, and that it will remain bound upon this guarantee in respect of such Obligations as so increased, extended, renewed, amended or modified. Payments by each Guarantor hereunder may be required on any number of occasions.

                                          (b)     Each Guarantor waives presentation to, demand for payment from and protest to the Co-Issuers or any other guarantor, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. The obligations of each Guarantor hereunder shall not be affected by (i) the failure of any Secured Party to assert any claim or demand or to enforce any right or remedy against any Credit Party or any other Person under the provisions of any Transaction Document or any other agreement or otherwise; (ii) any rescission, waiver, forbearance, compromise, acceleration, amendment or modification of, or any release of any party from any of the terms or provisions of, this Agreement, any other Transaction Document, any Obligation or any other guarantee or any security interest in respect of the Obligations (including, without limitation, in respect of any other guarantor, or any obligor in respect of the Obligations); (iii) any change in respect of any Credit Party, including, without limitation, as a result of any merger, consolidation, dissolution, liquidation, recapitalization, or other change of legal form or status, whether or not permitted under the Transaction Documents; (iv) the release, exchange, waiver or foreclosure of any security held by any Secured Party for any Obligations or the invalidity or nonperfection of any security interest securing the Obligations or the guarantee hereunder, or any other defect of any kind pertaining to any Obligations or any guarantee or collateral security in respect thereof; (v) the failure of any Secured Party to exercise any right or remedy in respect of any collateral security for any Obligations or against any Credit Party, or against any other guarantor of any Obligations; or (vi) the release or substitution of one or more of the Co-Issuers or any guarantor; (vii) the failure of any Person to become a Guarantor hereunder, whether or not required under the Note Agreement; or (viii) any other circumstance that might otherwise, but for this specific agreement of each Guarantor to the contrary, result in a discharge of or the exoneration of such Guarantor hereunder, it being the intent of the parties hereto that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances.

                                          (c)     Each Guarantor agrees that this guarantee constitutes a guarantee of performance and of payment when due and not just of collection, that it is a primary obligation of such Guarantor, and that such Guarantor waives any right to require that any resort be had by any Secured Party to any security held for this guarantee or for payment of any Obligations, or to any balance of any deposit, account, or credit on the books of any Secured Party in favor of any Credit Party, or to any other Person or property. To the fullest extent permitted by law, each Guarantor hereby expressly waives any and all rights or defenses arising by reason of (i) any “one action” or “anti-deficiency” law that would otherwise prevent any Secured Party from bringing any action, including any claim for a deficiency, or exercising any right or remedy (including any right of set-off) against such Guarantor before or after the commencement or completion of any foreclosure action or sale of collateral, whether judicially, by exercise of power of sale or otherwise, or (ii) any other law that in any other way would otherwise require any election of remedies by any Secured Party.

                                          (d)     No demand hereunder or enforcement hereof against any Guarantor shall require any demand or enforcement against any other Credit Party.

                                          (e)     Each Guarantor agrees that it shall not make any payment on or in respect of any guaranty securing any amount owing under the Bank Credit Agreement unless concurrently therewith it shall make a payment hereunder to the Secured Parties on the Obligations on a pari passu basis with respect to any such payment on or in respect of any such guaranty securing any amount owing under the Bank Credit Agreement.

                Section 2.02.   No Impairment of Guarantee. The obligations of the Guarantors hereunder shall remain absolute and unconditional and shall not be subject to any reduction, limitation, impairment or termination for any reason, including without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever, by reason of the invalidity, illegality or unenforceability of the Obligations or of this guarantee (or any portion or provision thereof or hereof) or otherwise. Without limiting the generality of the foregoing, each Guarantor specifically agrees that it shall not be discharged or exonerated, nor shall its obligations hereunder be limited or otherwise affected by the failure of any Secured Party to exercise any right, remedy, power, or privilege or to assert any claim or demand or to enforce any remedy under any Transaction Document or applicable law, including, without limitation, any failure by any Secured Party to setoff or release in whole or in part any balance of any deposit account or credit on its books in favor of any Credit Party, or by any waiver, consent, extension, indulgence, modification, or other action or inaction in respect of any thereof, or by any default, failure or delay, willful or otherwise, in the performance of any Obligations, or by any other act or thing or omission or delay to do any other act or thing, by any Person, that might in any manner or to any extent vary the risk of such Guarantor or that might but for the specific provisions hereof to the contrary otherwise operate as a discharge or exoneration of such Guarantor, unless and until the Obligations are fully, finally and indefeasibly paid in cash.

                Section 2.03.   Security; Waiver.  Each of the Guarantors authorizes each of the other Secured Parties to (i) take and hold security for the payment of this guarantee and/or the Obligations and exchange, enforce, waive and release any such security, (ii) apply such security and direct the order or manner of sale thereof as the Required Holders in their sole discretion may determine and (iii) release or substitute any one or more endorsees, other guarantors or other obligors or any collateral. The Required Holders may, at their election, foreclose on any security held by one or more of them by one or more judicial or non-judicial sales, or exercise any other right or remedy available to them against the Co-Issuers or any Guarantor, or any security, without affecting or impairing in any way the liability of the Guarantors hereunder except to the extent that the Obligations have been fully, finally and indefeasibly paid in cash. Each of the Guarantors waives any defense arising out of any such election even though such election operates to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Co-Issuers or any other Guarantor, as the case may be, or any security.

                Section 2.04.   Continuation and Reinstatement, etc.  The Guarantors jointly and severally agree that the guarantee hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time payment, or any part thereof, in respect of any Obligation is rescinded or must otherwise be restored by any Secured Party upon the bankruptcy or reorganization of any Credit Party, or otherwise.

                Section 2.05.   Subrogation.  The Guarantors jointly and severally agree that throughout the period referred to in clause (ii) of Section 4.02(a) hereof no Guarantor shall (i) exercise, and each hereby waives, any rights against the Co-Issuers and any other guarantor arising as a result of payment by such Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, (ii) prove any claim in competition with any Secured Party in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceeding of any nature, or (iii) have any benefit of or any right to participate in any collateral security that may be held by any Secured Party for the Obligations.

                Section 2.06.   Subordination.  The payment of any amounts due with respect to any indebtedness of any Credit Party now or hereafter owed to any Guarantor (including, without limitation, any such indebtedness arising by way of subrogation, reimbursement, restitution, contribution or otherwise in respect of performance by such Guarantor hereunder) is hereby subordinated to the prior full, final, and indefeasible payment in cash of all Obligations. If, notwithstanding the foregoing sentence, any Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Guarantor as trustee for the Secured Parties and be paid over to the Security Trustee on account of and to be applied against the Obligations, without affecting in any manner the liability of such Guarantor under the other provisions of this Agreement.

                Section 2.07.   Remedies.  The Guarantors jointly and severally agree that, as between the Guarantors and the Secured Parties, the obligations of the Co-Issuers under the Note Agreement may be declared to be forthwith due and payable as provided in Paragraph 7A of the Note Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in clause (viii), (ix) or (x) of said Paragraph 7A) for purposes of the guarantee hereunder notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Co-Issuers and that, in the event of such declaration (or such obligations’ being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Co-Issuers) shall forthwith become due and payable by the Guarantors for purposes hereof.

                Section 2.08.   Payment.  Each Guarantor hereby agrees that any Secured Party, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to proceed under New York CPLR Section 3213.

                Section 2.09.   Continuing Guarantee.  The guarantee hereunder is a continuing guarantee, and shall apply to all Obligations whenever arising.

                Section 2.10.   Rights of Contribution.  The Guarantors hereby agree, as among themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Guarantor of any Obligations, each other Guarantor shall, on demand of such Excess Funding Guarantor, pay to such Excess Funding Guarantor an amount equal to such Guarantor’s Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Obligations; provided, however, that the payment obligation of a Guarantor to any Excess Funding Guarantor under this Section 2.10 shall be subordinate and subject in right of payment to the Obligations in accordance with Section 2.06 hereof. For purposes of this Section 2.10, (i) “Excess Funding Guarantor” shall mean, in respect of any Obligations, a Guarantor that has paid an amount in excess of its Pro Rata Share of such Obligations, (ii) “Excess Payment” shall mean, in respect of any Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Obligations and (iii) “Pro Rata Share” shall mean, for any Guarantor, the fraction the numerator of which is (x) the amount by which the aggregate fair saleable value of all properties of such Guarantor (excluding any shares of stock of any other Guarantor) exceeds the amount of all the debts and liabilities of such Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder and any obligations of any other

Guarantor that have been guaranteed by such Guarantor) and the denominator of which is (y) the amount by which the aggregate fair saleable value of all properties of all of the Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Guarantors hereunder) of all the Guarantors, determined (A) with respect to any Guarantor that is a party hereto on the date hereof, as of the date hereof, and (B) with respect to any other Guarantor, as of the date such Guarantor becomes a Guarantor.

                Section 2.11.   General Limitation on Guarantee.  In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 2.01 hereof would otherwise, taking into account the provisions of Section 2.10 hereof, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under said Section 2.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Secured Party, or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

                Section 2.12.   Other Guarantors.  This Agreement shall remain the unconditional, absolute, and irrevocable obligation of each Guarantor signatory hereto regardless of whether any other Person (i) becomes a party hereto obligated as a Guarantor hereunder or otherwise as a guarantor in respect of the Obligations (whether or not the Note Agreement requires that such Person be or become a Guarantor) or (ii) fails to become or ceases to be a party hereto or otherwise fails to become or ceases to be a Guarantor of the Obligations (whether or not the Note Agreement requires that such Person be or become a Guarantor).

                Section 2.13.   Information.  Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition and assets of the Co-Issuers, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that no Secured Party has or will have any duty to advise any of the Guarantors of information regarding such circumstances or risks.

                Section 3.01.   Representation and Warranties   Each Guarantor represents and warrants that all representations and warranties relating to it in the Note Agreement are true and correct.

                Section 4.01.   Amendment; Waiver.  No amendment or waiver of any provision of this Agreement, nor consent to any departure by any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Holders. Any such waiver, consent or approval shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall entitle any Guarantor to any other or further notice or demand in the same, similar or other circumstances. No waiver by any Secured Party of any breach or default of or by any Guarantor under this Agreement shall be deemed a waiver of any other previous breach or default or any thereafter occurring.

                Section 4.02.    Survival; Severability.

                                          (a)     All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Transaction Document (i) shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Co-Issuers of the Notes, and the execution and delivery of the Notes to the Noteholders, regardless of any investigation made by the Secured Parties or on their behalf, and (ii) shall continue in full force and effect as long as any of the Obligations is outstanding and unpaid and as long as the Facility has not been terminated.

                                          (b)     Any provision of this Agreement that is illegal, invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without invalidating the remaining provisions hereof or affecting the legality, validity or enforceability of such provisions in any other jurisdiction. The parties hereto agree to negotiate in good faith to replace any illegal, invalid or unenforceable provision of this Agreement with a legal, valid and enforceable provision that, to the extent possible, will preserve the economic bargain of this Agreement, or to otherwise amend this Agreement to achieve such result.

                Section 4.03.   Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Credit Party that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. No Credit Party may assign or transfer any of its rights or obligations hereunder except as expressly contemplated by this Agreement or the other Transaction Documents (and any such attempted assignment shall be void).

                Section 4.04.   GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAWS OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                Section 4.05.   Headings;.  The Article and Section headings in this Agreement are for convenience only and shall not affect the construction hereof.

                Section 4.06.   Notices.   Notices, consents and other communications provided for herein shall (except as otherwise expressly permitted herein) be in writing and given as provided in Paragraph 12I of the Note Agreement. Communications and notices to any Guarantor shall be given to it at its address set forth in Schedule B hereto.

                Section 4.07.   Counterparts;  Additional Guarantors.  (a)  This Agreement may be executed in separate counterparts (a telecopy of any executed counterpart having the same effect as manual delivery thereof), each of which shall constitute an original, but all of which, when taken together, shall constitute but one Agreement.

                                (b)     The initial Guarantors hereunder shall be such Subsidiaries of the Parent as are signatories on the date hereof. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Guarantors (each an “Additional Guarantor”) in accordance with Paragraph 5K of the Note Agreement, by executing a Subsidiary Joinder in the form of Attachment I hereto. Upon delivery of any such executed counterpart, notice of which is hereby waived by the Guarantors, each such Additional Guarantor shall be a Guarantor under this Agreement with the same force and effect, and subject to the same agreements, representations, guarantees, indemnities, liabilities and obligations as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of the Noteholders not to cause any Person otherwise obligated to become a Guarantor hereunder pursuant to the terms of the Note Agreement to become an Additional Guarantor hereunder. This Agreement shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder. The execution of a Subsidiary Joinder to this Agreement by any Person shall not require the consent of any other Guarantor and all of the obligations of each Guarantor under this Agreement shall remain in full force and effect notwithstanding the addition of any Additional Guarantor to this Agreement.

                Section 4.08.   Right of Setoff.   Each Guarantor hereby agrees that if an Event of Default shall have occurred and be continuing, each Noteholder and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Noteholder or Affiliate to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor now or hereafter existing under this Agreement or any other Transaction Document held by such Noteholder, irrespective of whether or not such Noteholder shall have made any demand under this Agreement or such other Transaction Document and although such obligations may be unmatured. The rights of each Noteholder under this Section are in addition to other rights and remedies (including other rights of setoff) that such Noteholder may have.

                Section 4.09.   Jurisdiction; Consent to Service of Process.

                                          (a)     Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against any Guarantor or its properties in the courts of any jurisdiction.

                                          (b)     Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in the preceding paragraph. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                                          (c)     Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 4.06. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                Section 4.10.   WAIVER OF JURY TRIAL.   EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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                IN WITNESS WHEREOF, the parties hereto have caused this Subsidiary Guarantee Agreement to be duly executed and delivered by their respective officers or representatives as of the day and year first above written.

LIPPERT TIRE & AXLE, INC.

By: /s/ Fredric M. Zinn
——————————————
Name: Fredric M. Zinn
Title: Vice President

KINRO HOLDING, INC.

By: /s/ Fredric M. Zinn
——————————————
Name: Fredric M. Zinn
Title: Chief Financial Officer

LIPPERT TIRE & AXLE HOLDING, INC.

By: /s/ Fredric M. Zinn
——————————————
Name: Fredric M. Zinn
Title: Chief Financial Officer

LIPPERT COMPONENTS HOLDING, INC.

By: /s/ Fredric M. Zinn
——————————————
Name: Fredric M. Zinn
Title: Chief Financial Officer

KINRO MANUFACTURING, INC.

By: /s/ Fredric M. Zinn
——————————————
Name: Fredric M. Zinn
Title: Vice President

LIPPERT COMPONENTS MANUFACTURING, INC.

By: /s/ Fredric M. Zinn
——————————————
Name: Fredric M. Zinn
Title: Vice President

KINRO TEXAS LIMITED PARTNERSHIP

By: KINRO MANUFACTURING, INC.,
its general partner

By: /s/ Fredric M. Zinn
——————————————
Name: Fredric M. Zinn
Title: Vice President

KINRO TENNESSEE LIMITED PARTNERSHIP

By: KINRO MANUFACTURING, INC.,
its general partner

By: /s/ Fredric M. Zinn
——————————————
Name: Fredric M. Zinn
Title: Vice President

LIPPERT TIRE & AXLE TEXAS LIMITED PARTNERSHIP

By: LIPPERT COMPONENTS MANUFACTURING, INC., its general partner

By: /s/ Fredric M. Zinn
——————————————
Name: Fredric M. Zinn
Title: Vice President

LIPPERT COMPONENTS TEXAS LIMITED PARTNERSHIP

By: LIPPERT COMPONENTS MANUFACTURING, INC., its general partner

By: /s/ Fredric M. Zinn
——————————————
Name: Fredric M. Zinn
Title: Vice President

BBD REALTY TEXAS LIMITED PARTNERSHIP

By: KINRO MANUFACTURING, INC.,
its general partner

By: /s/ Fredric M. Zinn
——————————————
Name: Fredric M. Zinn
Title: Vice President

LD REALTY, INC.

By: /s/ Fredric M. Zinn
——————————————
Name: Fredric M. Zinn
Title: Vice President

LTM MANUFACTURING, L.L.C.

By: /s/ Fredric M. Zinn
——————————————
Name: Fredric M. Zinn
Title: Vice President

COIL CLIP, INC.

By: /s/ Fredric M. Zinn
——————————————
Name: Fredric M. Zinn
Title: Vice President

ZIEMAN MANUFACTURING COMPANY

By: /s/ Fredric M. Zinn
——————————————
Name: Fredric M. Zinn
Title: Vice President